UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 332-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 29, 2011, Ultralife Corporation (the “Company”) decided to eliminate Patrick R. Hanna, Jr.’s position as Vice President, Corporate Compliance Officer as part of the Company’s reorganization of management responsibilities. His responsibilities are being transitioned to the business units for better proximity to day to day compliance needs and oversight. Mr. Hanna has agreed to provide transition services to the Company through August 31, 2011 at which time his employment will end. The details of Mr. Hanna’s post-transition period compensation and benefits have yet to be finalized. The Company will file an amendment to this Form 8-K once they are established.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2011

ULTRALIFE CORPORATION

/s/ Peter F. Comerford
Peter F. Comerford
Vice President of Administration &
General Counsel